Dear Shareholder:

The Maxus Funds have once again shown exceptional relative performance for the first six months of 1999. As usual, the stock market has demonstrated its ability to confuse investors with conflicting signals and divergent trends. For example, while the S&P 500 index turned in a respectable 8.09 %, the Dow Jones Industrials, with its more cyclical stock weighting, leaped ahead over 16%.
Even more pronounced was the technology heavy NASDAQ 100, which advanced over 23% while the small cap Russell 2000, managed only 5.41% gain. All of this was occurring at the same time that the Salomon Broad Investment Grade bond index, a proxy for the bond market, turned in a negative total return of -2.8%.

I believe that making sense of these divergent trends is a key element in determining if your investment portfolio is headed in the right direction during the next several years. While you can count on the fact that history rarely repeats itself, it does offer excellent clues as to where and how investors should position themselves today.

Those of you who have followed the Maxus investment philosophy already know that we believe most of the large capitalization growth companies are significantly overvalued based upon any reasonable prospect for growth in future years. Overvaluation, however, does not necessarily give you any insight as to the immediate direction of stock prices. There are much better indicators to follow.

The best indicator hands down is the direction and level of interest rates. Since the beginning of the year rates have advanced over 100 basis points to over 6% on longer term Treasury bonds. Although stock prices have struggled with the increase, the general market continues to act well, seemingly to suggest that interest rates don't count.

While there is no hard and fast rule, bear markets of the past have generally started only when rates have risen approximately 30% from their lows. In the current environment, rates would have to exceed 7% before the market would approach any real trouble. Our estimate, as well as those of most economic forecasters, is that long rates will not exceed 7% in the near future, despite any increases in short term rates by the Federal Reserve. There are two important things to keep in mind, however.

First, once the direction in interest rates is set in motion, it tends to remain in motion until there is an economic resolution. The only problem with this forecast is the timing is always an unknown. Significant rate increases may take several years to appear. The second historically meaningful fact is that any increase in interest rates tend to negatively impact high price to earnings stocks more than low price to earnings stocks, i. e. value stocks are more likely to outperform growth stocks. Without exploring the economic rationale, it is generally accepted that the absolute level of interest rates relates directly to the price to earnings multiple of the general market, i.e. the higher interest rates, the lower the price to earnings ratio.

A price to earnings multiple is less meaningful in analyzing value stocks since current earnings and the prospects for future earnings are only two components in the analysis. For growth stocks they are the only components. With the increase in interest rates during the first six months of 1998, I believe the movement toward value stocks has begun and is apt to continue for some time. For example, The Maxus Equity Fund advanced 19.3% during this period against the Russell 3000 benchmark which increased 12.7%, while The Maxus Aggressive Value Funds, which consists exclusively of micro-cap companies, advanced 27.5% against the small cap Russell 2000 which chalked up 9.28% for the period.

Alan Miller continued his winning ways with a 13.2% increase for the Maxus Laureate Fund, while the Maxus Income Fund produced a total return of 2.2 % and scored significantly over the Ryan Labs government bond index which declined -
5.40%.   Even the Maxus Ohio Heartland Fund, which advanced 2.1%, did considerably better than competing funds with the same narrow focus.

Investors who still care about a company's fundamentals and underlying business values should consider the Maxus Funds in their investment program. I believe we are in an excellent position to capitalize on the changing environment already taking shape in the stock and bond markets.


Sincerely,


Richard Barone
President

Maxus Ohio Heartland Fund
                                                 Schedule of Investments
                                                 June 30, 1999 (unaudited)
 Shares/Principal Amount                           Market Value   % of Assets
 Basic Materials
 2,500        A. Schulman                               42,969
 3,500        Hanna, M.A.                               57,531
 1,500        Lubrizol                                  40,875
 2,000        RPM                                       28,375
 3,000        Brush Wellman                             54,375
 1,500        Oglebay Norton                            33,375
 8,000        Olympic Steel *                           53,000
 2,200        Shiloh Industries *                       31,900
 4,000        Hawk Group *                              35,250
                                                       377,650      17.19%
 Capital Goods
 2,000        Scott Technologies Cl A *                 38,500
 2,000        Diebold                                   57,500
 4,700        Keithley Instruments                      42,006
 5,250        Corrpro *                                 45,281
 4,000        Chart Industries                          31,500
 2,000        Timken                                    39,000
                                                       253,787      11.55%
 Consumer Cyclical
 3,500        Applied Industrial Technologies           66,500
 1,800        Cooper Tire                               42,525
 3,000        Stoneridge *                              42,000
 2,000        Baldwin Piano *                           17,000
 3,000        Huffy                                     42,000
 6,500        Gibson Greetings *                        41,234
 2,000        Standard Register                         61,500
 1,500        Consolidated Stores *                     40,500
 2,500        Elder Beerman Stores *                    18,281
 2,400        Jo-Ann Stores Cl B. *                     31,200
 4,500        Officemax *                               54,000
 2,500        Value City Dept. Stores *                 30,625
 4,000        RG Barry *                                33,000
 5,000        Rocky Shoes & Boots *                     41,563
 7,500        International Total Services *            23,906
                                                       585,834      26.66%
 Consumer Staples
 1,200        Smucker J.M.                              22,800
 2,500        Worthington Foods                         41,250
 12,500       Royal Appliance *                         86,719
 2,000        Bob Evans                                 39,750
 1,800        Wendy's                                   51,300
                                                       241,819      11.00%
 Financials
 2,000        First Merit Bankcorp                      56,125
 5,000        Great Lakes Bancorp *                     50,625
 3,000        State Auto Financial                      40,500
 4,000        Associated Estates                        47,250
 4,000        Boykin Lodging                            61,500
 2,000        Rainbow Rentals *                         23,000
                                                       279,000      12.70%
*Non-income producing securities.
The accompanying notes are an integral part of the financial statements.

                                                 Schedule of Investments
                                                 June 30, 1999 (unaudited)
 Shares/Principal Amount                           Market Value   % of Assets
Healthcare
 7,000        NCS Healthcare *                          38,063
 2,000        Invacare                                  53,500
 2,000        Steris *                                  38,750
                                                       130,313       5.93%
 Technology
 5,500        Allen Telecom  *                          60,500
 4,000        Telxon *                                  31,750
 2,000        Structural Dynamics *                     37,125
 10,000       Datatrak *                                51,250
 8,500        Pioneer Standard                         102,000
                                                       282,625      12.86%

 CLOSED END EQUITY FUNDS
 3,000        Brantley Capital *                        22,125       1.01%

 Cash Equivalents
 37,985       Firstar Bank Treasury                     37,985       1.73%

        Total Investments (Cost - $2,518,503 )       2,211,138     100.62%

        Other Assets Less Liabilities                  (13,667)     -0.62%

        Net Assets - Equivalent to $8.33 per share   2,197,471     100.00%
        based on 160,948 shares of capital
        stock outstanding (Note 4)

*Non-income producing securities.
The accompanying notes are an integral part of the financial statements.

 Maxus Aggressive Value Fund
                                                  Schedule of Investments
                                                  June 30, 1999 (unaudited)
 Shares/Principal Amount                         Market Value   % of Assets
 Basic Materials
 400,000      Campbell Resources *                    125,000
 26,710       Olympic Steel *                         176,954
                                                      301,954      2.96%
 Capital Goods
 10,000       Cubic                                   246,250
 5,000        Tech Sym  *                             118,750
 22,000       Foster L B *                            129,250
 20,000       Flow International *                    216,250
 7,300        Northwest Pipe *                        121,363
                                                      831,863      8.15%
 Consumer Cyclical
 57,700       Martin Industries                       126,219
 15,000       Baldwin Piano *                         127,500
 22,000       Cybex International  *                  101,750
 15,000       Family Golf Centers *                   115,313
 84,500       First Team Sports *                     264,062
 47,000       Gibson Greetings *                      298,156
 20,000       Designs *                                30,000
 70,000       Michael Anthony Jewelers *              284,375
 15,000       Angelica                                264,375
 31,300       Rocky Shoes & Boots *                   260,181
 12,000       Saucony Cl A *                          262,500
 50,000       Tultex *                                 34,375
                                                    2,168,806    21.25%
 Consumer Staples
 20,000       Scheid Vineyards Class A *              100,000
 10,000       Aviall *                                188,125
 20,000       Lazare Kaplan Intl *                    202,500
 70,500       Strategic Distribution  *               163,031
 25,000       Royal Olympic Cruise Lines *             71,875
 15,000       Zapata                                  127,500
 60,000       Parlux Fragrance *                      105,000
 20,000       Scotts Liquid Gold *                     36,250
                                                      994,281      9.74%
 Energy
 15,000       Howell                                   76,875
 58,800       Patina Oil & Gas                        371,175
                                                      448,050      4.39%
 Financials
 10,000       Great Lakes Bancorp                     101,250
 10,000       Asset Investors                         149,375
 47,900       First Union Real Estate  *              215,550
 24,400       Bluegreen  *                            132,675
 25,000       Atlanta Sosnoff Capital                 235,938
                                                      834,788      8.18%

*Non-income producing securities.
The accompanying notes are an integral part of the financial statements.

                                                 Schedule of Investments
                                                 June 30, 1999 (unaudited)
 Shares/Principal Amount                           Market Value   % of Assets
Healthcare
 35,000       Carrington Labs *                       100,625
 25,895       Cholestech *                             66,356
 15,000       Hologic  *                               84,375
 20,000       Orthologic  *                            49,375
 18,100       Whitman Education Group *               108,600
                                                      409,331      4.01%
 Technology
 5,000        Communication Sys                        61,875
 32,000       Datum  *                                354,000
 35,000       Ultrak  *                               205,625
 10,000       In Focus System *                       150,000
 15,000       Media 100  *                             75,937
 10,000       Standard Microsystems *                  75,625
 15,000       Intelligroup *                          106,875
 38,000       Datatrak *                              194,750
 50,000       Perceptron *                            228,125
 27,900       Barringer Tech  *                       180,477
 15,000       Osmonics  *                             163,125
 12,000       Veritas DGC *                           219,750
                                                    2,016,164     19.76%
 Utilities
 25,000       Virginia Gas *                          109,375      1.07%

 CLOSED END EQUITY FUNDS
 30,100       Brantley Cap                            221,988
 12,500       Equus II                                202,344
 16,800       Templeton China World Fund              148,050
                                                      572,382      5.61%

 Cash Equivalents
 1,415,386    Firstar Bank Treasury                 1,415,386     13.87%

        Total Investments (Cost - $8,903,901)      10,102,380     99.00%

        Other Assets Less Liabilities                 102,346      1.00%

        Net Assets - Equivalent to $6.12 per       10,204,726    100.00%
          share based on 1,111,363 shares of \
          capital stock outstanding (Note 4)

*Non-income producing securities.
The accompanying notes are an integral part of the financial statements.

Statement of Assets & Liabilities
Ohio Heartland & Aggressive Value Funds                June 30, 1999 (unaudited)

                                                      Ohio
                                                      Heartland       Aggressive
                                                      Fund            Value Fund
Assets:
     Investment Securities at Market Value            2,211,138     10,102,380
       (Identified Costs - $2,518,503
        and $8,903,901)
     Cash                                                 1,889          4,523
     Receivables:
       Receivable for investment securities sold              -        115,296
       Dividends and interest receivable                  2,514          8,443
     Unamortized organization costs                      10,946         10,946
Total Assets                                          2,226,487     10,241,588

Liabilities:
     Payable for investment purchased                         -              -
     Payable for shareholder distributions                    -              -
     Accrued Expenses                                    29,017         36,862
Total Liabilities                                        29,017         36,862
Net Assets                                            2,197,470     10,204,726

Net Assets Consist Of:
     Capital Paid In                                  2,538,567      8,485,555
     Undistributed Net Investment Income                (19,568)       (53,579)
     Accumulated Realized Gain (Loss) on
          Investments - Net                             (14,164)       574,271
     Unrealized Appreciation in Value
          of Investments Based on Identified
          Cost - Net                                   (307,365)     1,198,479
Net Assets                                            2,197,470     10,204,726

Net Assets
     Investors Shares                                 1,340,499      6,802,962
     Institutional Shares                               856,972      3,401,764
          Total                                       2,197,471     10,204,726

Shares of capital stock
     Investors Shares                                   160,948      1,111,363
     Institutional Shares                               102,395        553,029
          Total                                         263,343      1,664,392

Net asset value per share
     Investors Shares                                     $8.33          $6.12
     Institutional Shares                                 $8.37          $6.15


The accompanying notes are an integral part of the financial statements.

Statement of Operations
Ohio Heartland & Aggressive Value Funds                June 30, 1999 (unaudited)

                                                     Ohio
                                                  Heartland      Aggressive
                                                     Fund        Value Fund
Investment Income:
Dividend income                                    $15,931       16,727
Interest income                                        985       15,932
Total Income                                        16,916       32,659
Expenses:
Investment advisory fees (Note 2)                    9,891       36,138
Distribution fees (Investor shares)                  3,041       12,094
Distribution fees (Institutional shares)                 -            -
Custodial fees                                       2,886        4,898
Organization costs                                   1,519        1,519
Transfer agent fees/Accounting and Pricing           2,722        9,933
Legal                                                9,257       10,480
Audit                                                4,000        4,500
Registration and filing fees                         1,105        1,105
Trustee fees                                         1,300        1,300
Printing & Other Miscellaneous                         763        4,271
Total Expenses                                      36,484       86,238

Net Investment Income (Loss)                       (19,568)     (53,579)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss) on Investments                 15,037      574,259
Distribution of Realized Capital Gains from
     other Investment Companies                          -            -
Unrealized Gain (Loss) from Appreciation
     (Depreciation) on Investments                  57,934    1,307,053
Net Realized and Unrealized Gain (Loss)
     on Investments                                 72,971    1,881,312

Net Increase (Decrease) in Net Assets from
     Operations                                    $53,403    1,827,733

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Ohio Heartland & Aggressive Value Funds         June 30, 1999 (unaudited)

                                                Ohio            Ohio         Aggressive   Aggressive
                                           Heartland Fund   Heartland Fund   Value Fund   Value Fund
                                              01/01/99         02/01/98       01/01/99     02/01/98
                                                 to               to             to           to
                                              06/30/99         12/31/98       06/30/99     12/31/98
From Operations:
     Net Investment Income                    (19,568)        (11,953)        (53,579)     (34,049)
     Net Realized Gain (Loss) on Investments   15,038         (29,201)        574,259       66,583
     Net Unrealized Appreciation
         (Depreciation)                        57,933       1,307,053       1,307,053            -
Increase (Decrease) in Net Assets from
     Operations                                53,403       1,265,899       1,827,733       32,534

Distributions to investor shareholders:
     Net Investment Income                          -               -               -            -
     Net Realized Gain (Loss) from Security
          Transactions                              -               -               -      (23,824)

Distributions to institutional shareholders:
     Net Investment Income                          -               -               -            -
     Net Realized Gain (Loss) from Security
          Transactions                              -               -               -       (8,698)
Change in net assets from distributions             -               -               -      (32,522)

From Capital Share Transactions:
     Proceeds from sale of shares             378,296       2,792,343       4,911,904    4,484,083
     Dividend reinvestment                          -               -               -       22,660
     Cost of shares redeemed                 (221,548)       (498,571)       (850,174)    (182,918)
Change in net assets from capital
     transactions                             156,748       2,293,772       4,061,730    4,323,825
Change in net assets                          210,151       3,559,671       5,889,463    4,323,837

Net Assets:
     Beginning of period                    1,987,320         100,000       4,315,263      100,000
     End of period                          2,197,471       1,987,320      10,204,726    4,315,263

Share Transactions:
     Issued                                    48,276         293,342         922,581      913,733
     Reinvested                                     -               -               -        4,715
     Redeemed                                 (28,228)        (60,047)       (156,282)     (40,355)
Net increase (decrease) in shares              20,048         233,295         766,299      878,093
Shares outstanding beginning of period        243,295          10,000         898,093       20,000
Shares outstanding end of period              263,343         243,295       1,664,392      898,093

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Ohio Heartland Fund                                     Investor Shares
Selected data for a share of capital stock outstanding throughout the period indicated

                                   01/01/99        02/01/98
                                      to              to
                                   06/30/99        12/31/98
Net Asset Value -
     Beginning of Period             8.16           10.00
Net Investment Income                0.06           (0.05)
Net Gains or Losses on Securities
     (realized and unrealized)       0.11           (1.79)
Total from Investment Operations     0.17           (1.84)
Distributions
     Net investment income              -               -
     Capital gains                      -               -
     Return of capital                  -               -
          Total Distributions           -               -
Net Asset Value -
     End of Period                  $8.33           $8.16

Total Return                         2.08%         -18.40%

Ratios/Supplemental Data:
Net Assets at end of period
     (thousands)                    1,340           1,234
Ratio of expenses to average
     net assets *                    3.64%           3.24%
Ratio of net income to average
     net assets *                   -1.95%          -0.88%
Portfolio turnover rate *              28%              6%

                                        Institutional Shares

                                   01/01/99        02/01/98
                                      to              to
                                   06/30/99        12/31/98
Net Asset Value -
     Beginning of Period             8.18           10.00
Net Investment Income                0.08           (0.03)
Net Gains or Losses on Securities
     (realized and unrealized)       0.11           (1.79)
Total from Investment Operations     0.19           (1.82)
Distributions
     Net investment income              -               -
     Capital gains                      -               -
     Return of capital                  -               -
          Total Distributions           -               -
Net Asset Value -
     End of Period                  $8.37           $8.18

Total Return                         2.32%         -18.20%

Ratios/Supplemental Data:
Net Assets at end of period
     (thousands)                      857             753
Ratio of expenses to average
     net assets *                    3.14%           2.74%
Ratio of net income to average
     net assets *                   -1.45%          -0.38%
Portfolio turnover rate *              28%              6%

* Annualized

Financial Highlights
Aggressive Value Fund                                   Investor Shares
Selected data for a share of capital stock outstanding throughout the period indicated

                                   01/01/99        02/01/98
                                      to              to
                                   06/30/99        12/31/98
Net Asset Value -
     Beginning of Period             4.80            5.00
Net Investment Income                0.04           (0.07)
Net Gains or Losses on Securities
     (realized and unrealized)       1.28           (0.09)
Total from Investment Operations     1.32           (0.16)
Distributions
     Net investment income              -               -
     Capital gains                      -           (0.04)
     Return of capital                  -               -
          Total Distributions           -           (0.04)
Net Asset Value -
     End of Period                  $6.12           $4.80

Total Return                        27.50%          -3.27%

Ratios/Supplemental Data:
Net Assets at end of period
     (thousands)                    6,803           3,159
Ratio of expenses to average
     net assets *                    2.38%           2.69%
Ratio of net income to average
     net assets *                   -1.48%          -1.33%
Portfolio turnover rate *              99%             89%

                                        Institutional Shares

                                   01/01/99        02/01/98
                                      to              to
                                   06/30/99        12/31/98
Net Asset Value -
     Beginning of Period             4.82            5.00
Net Investment Income                0.05           (0.05)
Net Gains or Losses on Securities
     (realized and unrealized)       1.28           (0.09)
Total from Investment Operations     1.33           (0.14)
Distributions
     Net investment income              -               -
     Capital gains                      -           (0.04)
     Return of capital                  -               -
          Total Distributions           -           (0.04)
Net Asset Value -
     End of Period                  $6.15           $4.82

Total Return                        27.59%          -2.87%

Ratios/Supplemental Data:
Net Assets at end of period
     (thousands)                    3,402           1,156
Ratio of expenses to average
     net assets *                    1.88%           2.19%
Ratio of net income to average
     net assets *                   -0.98%          -0.83%
Portfolio turnover rate *              99%             89%

* Annualized

Notes to Financial Statements
                              Maxus Ohio Heartland & Aggressive Value Funds
                                                  June 30, 1999 (unaudited)



1.)   SIGNIFICANT ACCOUNTING POLICIES
  Maxus Ohio Heartland Fund and Maxus Aggressive Value Fund (the "Funds") are two separate diversified portfolios of MaxFund Trust (the "Trust"), an open-end management investment company, organized as a Trust under the laws of the State of Ohio by a Declaration of Trust dated November 7, 1997. The investment objective of Maxus Ohio Heartland Fund is to obtain a total return (a combination of capital appreciation and income). The Fund pursues this objective by investing primarily in equity securities of companies headquartered in the State of Ohio. The investment objective of Maxus Aggressive Value Fund is to obtain capital appreciation. The Fund pursues this objective by investing primarily in equity securities of companies who have a total market value of not less the $10,000,000 or more that $200,000,000 as of the date of investment. Significant accounting policies of the Funds are presented below:

  SECURITY VALUATION
  Both Funds intend to invest in a wide  variety of equity and debt  securities.
  The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

  SECURITY TRANSACTION TIMING
  Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. Both Funds use the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

  INCOME TAXES
  It is both Funds' policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is both Funds' policy to distribute annually, after the end of the calendar year, any remaining net investment income and net realized capital gains.

  ESTIMATES
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


2.)   INVESTMENT ADVISORY AGREEMENT
  The Trust has entered into an investment advisory and administration agreement with Maxus Asset Management Inc. a wholly owned subsidiary of Resource Management Inc. The Investment Advisor receives from each Fund as compensation for its services to that Fund an annual fee of 1% on the first $150,000,000 of the Fund's net assets, and 0.75% of the Fund's net assets in excess of $150,000,000.

Notes to Financial Statements
                              Maxus Ohio Heartland & Aggressive Value Funds
                                                  June 30, 1999 (unaudited)

3.)   RELATED PARTY TRANSACTIONS
  Resource Management, Inc. has three wholly owned subsidiaries that provide services to the Funds. These subsidiaries are Maxus Asset Management Inc, Maxus Securities Corp, and Maxus Information Systems Inc. Maxus Asset Management was paid $9,891 by Maxus Ohio Heartland Fund and $36,138 by Maxus Aggressive Value Fund in investment advisory fees during the six months ending June 30, 1999. Maxus Securities, who served as the national distributor of the Funds' shares, was reimbursed $3,041 by Maxus Ohio Heartland Fund and $12,094 by Maxus Aggressive Value Fund for distribution expenses. Maxus Information Systems received fees totaling $2,722 from Maxus Ohio Heartland Fund and $9,933 from Maxus Aggressive Value Fund for services rendered to the Fund for the six months ending June 30, 1999. Maxus Securities is a registered broker-dealer. Maxus Securities effected substantially all of the investment portfolio transactions for the Fund. For this service Maxus Securities received commissions of $1,397 from Maxus Ohio Heartland Fund and $29,323 from Maxus Aggressive Value Fund for the six months ending June 30, 1999.

  At June 30, 1999, Resource Management owned 10,000 shares in Maxus Ohio Heartland Fund and 100,000 shares in Maxus Aggressive Value Fund.

  Certain officers and/or trustees of the Funds are officers and/or directors of the Investment Advisor and Administrator. Each director who is not an "affiliated person" receives an attendance fee of $100 per Fund per meeting.

4.)   CAPITAL STOCK AND DISTRIBUTION
  At June 30, 1999, an indefinite number of shares of capital stock ($.10 par value) were authorized, and paid-in capital amounted to $2,538,567 for the Maxus Ohio Heartland Fund and $8,485,555 for the Maxus Aggressive Value Fund.

  Distributions to shareholders are recorded on the ex-dividend date. Payments in excess of net investment income or of accumulated net realized gains reported in the financial statements are due primarily to book/tax differences. Payments due to permanent differences have been charged to paid in capital. Payments due to temporary differences have been charged to distributions in excess of net investment income or realized gains.

5.)   PURCHASES AND SALES OF SECURITIES
  The  table  below  displays  information  describing  purchases  and  sales of
  investment   securities,   both  U.S.  Government  obligations  and  non  U.S.
  Government obligations made during the six months ending June 30, 1999.

                          Maxus Ohio     Maxus Aggressive
    Type of obligation     Heartland       Value Fund
                              Fund
   Purchase of non U.S.     465,703       6,027,644
       Government *
     Sale of non U.S.       277,975       3,185,675
       Government *
     Purchase of U.S.             0               0
        Government
  Sale of U.S. Government         0               0

  * This value includes short-term investments.

6.)   FINANCIAL INSTRUMENTS DISCLOSURE
  There are no reportable financial instruments that have any off-balance sheet risk as of June 30, 1999.

7.)   SECURITY TRANSACTIONS
  For Federal income tax purposes, the cost of investments owned at June 30, 1999 was the same as identified cost.

  At June 30, 1999, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

                             Maxus Ohio         Maxus
                           Heartland Fund     Aggressive
                                              Value Fund
        Appreciation           198,961        1,789,520
       (Depreciation)         (506,326)        (591,041)
      Net Appreciation        (307,365)       1,198,479
       (Depreciation)

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